UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-21885

ENCOMPASS FUNDS

 (Exact name of registrant as specified in charter)

1700 California Street, Suite 335, San Francisco, CA            94109

                                (Address of principal executive offices)                              (Zip code)

Malcolm H. Gissen
Encompass Funds
1700 California Street, Suite 335
San Francisco, CA 94109

(Name and address of agent for service)

Registrant's telephone number, including area code: (415) 749-6565

Date of fiscal year end: May 31

Date of reporting period: February 28, 2010

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Encompass Fund

		Schedule of Investments
	February 28, 2010 (Unaudited)

Shares/Principal Amount		Fair Value	% of Net Assets

COMMON STOCKS
Agricultural Chemicals
125,000	MagIndustries Corp. (Canada)	$ 48,750
300	Potash Corp. of Saskatchewan, Inc. (Canada) +	33,138
		81,888	0.99%

Coal Mining & Processing
30,515	L & L International Holdings, Inc. * (Restricted)	244,120
2,000	Peabody Energy Corp.	91,940
35,000	SouthGobi Energy Resources * (Canada)	367,550
		703,610	8.49%

Communications Equipment
4,000	DragonWave Inc. * (Canada)	49,000	0.59%

Copper Mining & Processing
500	Freeport-McMoRan Copper & Gold Inc. +	37,580
110,000	Global Hunter Corp. * (Canada)	4,730
		42,310	0.51%

Crude Petroleum & Natural Gas
300,000	Cap-Link Ventures Ltd. * (Restricted) (Canada)	110,400
400,000	Continental Energy Corp. * (Canada)	32,000
15,100	GeoPetro Resources Company *	10,872
30,400	Magnum Hunter Resources Corp. *	88,768
55,000	NiMin Energy Corp. * (Canada)	66,880
1,500	Petrohawk Energy Corporation *	32,100
		341,020	4.11%

Drug Delivery Systems
51,000	Delcath Systems Inc. * +	271,320	3.27%

Generic Drugs
4,500	3SBio Inc. * ** (China)	56,025
2,050	Teva Pharmaceutical Industries Ltd. ** (Israel) +	123,021
		179,046	2.16%

Gold Exploration & Mining
32,500	Aura Minerals Inc. * (Canada)	118,885
335,000	Avion Gold Corp. * (Canada)	181,570
337,000	Caza Gold Corp. * (Canada)	77,510
40,000	Claude Resources Inc. * (Canada)	38,804
150,000	Corex Gold Corp. * (Canada)	99,750
25,900	Exeter Resource Corp. * (Canada) +	209,272
20,000	Fronteer Development Group Inc. * (Canada)	88,800
10,000	NovaGold Resources Inc. * (Canada)	58,200
10,000	Osisko Mining Corp. * (Canada)	85,030
4,000	Seabridge Gold Inc. * (Canada)	97,400
		1,055,221	12.73%

Home Building
4,000	DR Horton Inc.	49,440	0.60%

Industrial Metals & Minerals
62,500	Avalon Rare Metals Inc. * (Canada)	148,438
690,000	Aztec Metals Corp. Subscription Receipt * (Canada)	31,775
375,000	Goldbrook Ventures * (Canada)	126,375
2,000	Thompson Creek Metals Company Inc. *	27,500
		334,088	4.03%

Oil & Gas Income Trusts
6,700	Daylight Resources Trust (Canada)	70,082	0.85%

Printing & Publishing
11,000	Yellow Pages Inc. Fund (Canada)	61,138	0.74%

Real Estate Development
250,000	Leisure Canada Inc. * (Canada)	66,500	0.80%

Services - Computer Processing & Data Preparation
17,300	Zix Corp. *	33,389	0.40%

Silver Mining and Processing
33,000	Endeavour Silver Corp. * (Canada)	108,240
22,000	Endeavour Silver Corp. * (Restricted) (Canada)	64,944
400,000	Oremex Resources Inc. * (Canada)	64,800
200,000	Oremex Resources Inc. * (Restricted) (Canada)	32,400
115,000	Paramount Gold and Silver Corp. * (Canada)	189,750
7,000	Silver Wheaton Corp. * (Canada)	106,190
		566,324	6.83%

Solar Cell Manufacturing
8,000	JA Solar Holdings Co., Ltd. * (China) +	39,680	0.48%

Uranium Mining & Exploration
66,300	Energy Fuels Inc. * (Canada)	15,116
155,000	Uranium Energy Corp. *	567,300
4,000	Uranium Participation Corp. * (Canada)	23,408
		605,824	7.31%

Utilities & Power Producers
5,000	Calpine Corporation *	54,700
4,000	NorthWestern Corp.	100,200
		154,900	1.87%

Wholesale - Petroleum Distribution
2,525	Aegean Marine Petroleum Network Inc. (Greece)	72,367	0.86%

Total for Common Stock (Cost - $3,353,913)		4,777,147	57.62%

CORPORATE BONDS
156,000	Claude Resources, 12.0%, 5/23/2013	148,946
100,000	Compton Petroleum, 7.625%, 12/1/2013	81,500
Total for Corporate Bonds (Cost - $217,728)		230,446	2.78%

REAL ESTATE INVESTMENT TRUSTS
20,000	Ashford Hospitality Trust Inc. *	109,600
Total for Real Estate Investment Trusts (Cost - $157,834)		109,600	1.32%

WARRANTS
17,500	Avion Gold Corp. * (expires 5-8-2011) (a)	-
150,000	Avion Gold Corp. * (expires 7-12-2010) (b)	67,050
100,000	Aztec Metals Corp. * (expires 3-6-2010) (c)	-
245,000	Aztec Metals Corp. * (expires 1-28-2011) (d)	-
300,000	Cap-Link Ventures Ltd. (Restricted) * (expires 12-3-2012) (e)	20,400
70,000	Caza Gold Corp. * (expires 4-2-2012) (f)	-
100,000	Corex Gold Corp. (Restricted) * (expires 9-23-2011) (g)	-
11,000	Endeavour Silver Corp. (Restricted) * (expires 10-26-2011) (h)	-
50,000	Estrella Overseas Ltd. * (i)	50,000
125,000	Leisure Inc. Canada * (expires 12-31-2010) (j)	3,625
55,000	NiMin Energy Corp. * (expires 9-12-2011) (k)	-
200,000	Oremex Resources Inc. * (expires 7-7-2011) (l)	3,800
100,000	Oremex Resources Inc. (Restricted) * (expires 12-22-2011) (m)	-
375	Uranium Energy Corp. * (expires 4-11-2010) (n)	-
375	Uranium Energy Corp. * (expires 5-11-2010) (o)	-
375	Uranium Energy Corp. * (expires 6-11-2010) (p)	-
5,000	Uranium Energy Corp. * (expires 7-7-2010) (q)	2,800
10,000	Uranium Energy Corp. * (expires 6-26-2011) (r)	5,600
Total for Warrants (Cost - $50,000)		153,275	1.85%

Money Market Funds
2,863,366	Fidelity Institutional Money Market Portfolio 0.25% ***	2,863,366
250,000	Huntington Bank Conservative Deposit Account 0.75% ***	250,000
Total for Money Market Funds (Cost - $3,113,366)		3,113,366	37.55%

	Total Investments	8,383,834	101.12%
	(Cost - $6,892,841)

	Liabilities in Excess of Other Assets	(92,966)	-1.12%

	Net Assets	$ 8,290,868	100.00%

Encompass Fund

	Schedule of Written Options
	February 28, 2010 (Unaudited)
Underlying Security	Shares Subject	Fair Value
Expiration Date/Exercise Price	to Put

Freeport-McMoRan Copper & Gold Inc.
March 2010 Puts @ 70.00	500	$ 535
March 2010 Puts @ 75.00	500	1,355
		1,890

Total (Premiums Received $5,065)		$ 1,890

Underlying Security	Shares Subject	Fair Value
Expiration Date/Exercise Price	to Call

Delcath Systems Inc. *
March 2010 Calls @ 5.00	5,000	$ 4,250

Exeter Resource Corp. * (Canada)
May 2010 Calls @ 7.50	10,000	13,000

JA Solar Holdings Co., Ltd. * (China)
March 2010 Calls @ 5.00	4,000	1,000

Teva Pharmaceutical Industries Ltd. ** (Israel)
March 2010 Calls @ 52.50	2,000	14,940

Total (Premiums Received $30,390)		$ 33,190

* Non-Income producing securities during the period.
** ADR; American Depository Receipt.
*** Variable rate security; the coupon rate shown represents the rate at February 28, 2010.
+ Portion or all of the security is pledged as collateral for call options written.
(a) Avion Resources Corp. warrants expire May 8, 2011, with an excercise price of $0.65 Canadian.
(b) Avion Resources Corp. warrants expire July 12, 2010, with an exercise price of $0.10 Canadian.
(c) Aztec Metals Corp. warrants expire March 6, 2010 with an exercise price of $.075 Canadian.
(d) Aztec Metals Corp. Subscription Receipt warrants expire January 28, 2011 with an exercise price of $.075
Canadian.
(e) Cap-Link Ventures Ltd. warrants expire December 3, 2012 with an exercise price of $.35 Canadian.
(f) Caza Gold Corp. warrants expire April 2, 2012, with an exercise price of $0.30 Canadian.
(g) Corex Gold Corp. warrants expire September 23, 2011, with an exercise price of $0.70 Canadian.
(h) Endeavour Silver Corp. warrants expire October 26, 2011, with an exercise price of $3.60 Canadian.
(i) Each Estrella Overseas Ltd. Special Warrants is comprised of 1 share of Estrella Overseas Ltd. common stock and 1/2 warrant that does not expire with a strike price of $1.00 Canadian.
(j) Leisure Canada, Inc. warrants expire December 31, 2010, with an exercise price of $0.25 Canadian.
(k) NiMin Energy Corp. warrants expire September 12, 2011, with an exercise price of $1.55 Canadian.
(l) Oremex Resources Inc. warrants expire July 7, 2011, with an exercise price of $0.15 Canadian.
(m) Oremex Resources Inc. warrants expire December 22, 2011, with an exercise price of $0.17 Canadian.
(n) Uranium Energy Corp. warrants expire April 11, 2010, with an exercise price of $4.25.
(o) Uranium Energy Corp. warrants expire May 11, 2010, with an exercise price of $4.25.
(p) Uranium Energy Corp. warrants expire June 11, 2010, with an exercise price of $4.25.
(q) Uranium Energy Corp. warrants expire July 7, 2010, with an exercise price of $3.10.
(r) Uranium Energy Corp. warrants expire June 26, 2011, with an exercise price of $3.10.
The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

ENCOMPASS FUND

(Unaudited)

1. SECURITY TRANSACTIONS

For Federal income tax purposes, the cost of total investment securities owned at February 28, 2010 was $6,892,841 and proceeds from written options amounted to $35,455. At February 28, 2010, the composition of gross unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) of investments (including open positions in written options) on a tax basis was as follows:

     Appreciation                 (Depreciation)               Net Appreciation (Depreciation)

      $1,852,136                     ($360,769)                                $1,491,367

2. SIGNIFICANT ACCOUNTING POLICIES

CODIFICATION: As specified in Financial Accounting Standards Board (FASB) Statement No.  168, the FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles, effective September 15, 2009 the Financial Accounting Standards Board (FASB) Accounting Standards Codification (FASC) became the authoritative source of generally accepted accounting principles (GAAP) recognized by the FASB. As of this effective date, all accounting and reporting standards under GAAP are superseded.

All investments in securities are recorded at their estimated fair value, as described in note 3.

SHARE VALUATION: The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share is equal to the net asset value per share, except that shares of each fund are subject to a redemption fee of 2% if redeemed within 90 days of purchase. To discourage large and frequent short-term trades by investors, and to compensate the Fund for costs that may be incurred by such trades, the Fund imposed the redemption fee.

FOREIGN CURRENCY:  Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

SHORT SALES:  The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security.  When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale.  A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

OPTION WRITING:  When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.  The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

RESTRICTED SECURITIES: The Fund held the following Restricted Securities at February 28, 2010, the sale of which are restricted. The investments have been valued by the Adviser pursuant to the Fund’s Good Faith Pricing Guidelines at the following unit prices, after considering various pertinent factors, including the discount to the trading price of the common stock at which the Units were purchased; the restrictions on the sale of the Units; and the market price of the stock relative to the exercise price of the warrant. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized and the difference could be material.

        Restricted Security                                       Units        Fair Value per Unit          Fair Value

      Cap-Link Ventures Ltd.

300,000                0.368

         $110,400

      Cap-Link Ventures Ltd. – Warrant

300,000                0.068

20,400

      Corex Gold Corp. – Warrant

100,000                0.000

        0

      Endeavour Silver Corp.

  22,000                2.952

64,944

      Endeavour Silver Corp. – Warrant

  11,000                0.000

        0

      L&L International Holdings, Inc.

  30,515                8.000

          244,120

      Oremex Resources Inc.

200,000                0.162

32,400

      Oremex Resources Inc. – Warrant

  11,000                0.000

                                0

                     $472,264

The restricted securities represented 5.7% of the Fund’s total market value of its investments at February 28, 2010.

SECURITY LOANS:  The Fund may make long and short term loans of its portfolio securities to parties such as broker-dealers, banks or institutional investors.  The Fund would receive compensation in the form of fees, or it would retain a portion of interest on the investment of any cash received as collateral.  The Fund continues to receive interest or dividends on the securities loaned.  The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest.  Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund.  The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

SECURITY TRANSACTION TIMING: Security transactions are recorded on a trade date basis.  Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are amortized over the life of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

FEDERAL INCOME TAXES: The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2006-2008), or expected to be taken on the Fund’s 2009 tax return. The Fund identifies its major tax jurisdictions as U.S. Federal and State tax authorities; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

SUBSEQUENT EVENTS: Management has evaluated subsequent events through the date the financial statements were issued.

3.) SECURITIES VALUATIONS

As described in note 2, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis.  As required by the fair value topic of the FASB Accounting Standards Codification, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The topic also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. The three-tier hierarchy of inputs is summarized below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuating the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock including ADRs, real estate investment trusts, warrants and convertible bonds). Equity securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are not readily available are valued at their last bid price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security. When the security position is not considered to be part of an active market or when the security is valued at the bid price, the position is generally categorized as a level 2. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees and are generally categorized in level 2 of the fair value hierarchy.

Money market Securities. Money market securities are valued at a net asset value of $1.00 and are classified in level 1 of the fair value hierarchy.

Options. Option positions that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. To the extent these option positions are actively traded and valuation adjustments are not applied, they are classified in level 1 of the fair value hierarchy. Lacking a last sale price, an option position, is valued at its last bid price except when, in the Adviser’s opinion, the last bid price does not accurately reflect the current value of the option position. When a bid price is used for valuation or when the security is not actively traded, those securities are valued at their last bid price and are generally categorized in level 2 of the fair value hierarchy.

Fixed income securities. Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Trustees has determined will represent fair value.

In accordance with the Trust's good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above.  There is no single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case.  As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale.  Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following tables summarize the inputs used to value the Fund’s assets and liabilities measured at fair value as of February 28, 2010:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stock	$4,301,508	$475,639	$0	$4,777,147
Corporate Bonds	$230,446	$0	$0	$230,446
Real Estate Investment Trusts	$109,600	$0	$0	$109,600
Warrants	$0	$153,275	$0	$153,275
Money Market Funds	$3,113,366	$0	$0	$3,113,366
Total	$7,754,920	$628,914	$0	$8,383,834

Valuation Inputs of Liabilities	Level 1	Level 2	Level 3	Total
Written Options	$0	$35,080	$0	$35,080
Total	$0	$35,080	$0	$35,080

Refer to the Fund’s Schedule of Investments for a listing of securities by industry. The Fund did not hold any Level 3 assets during the three months ended February 28, 2010.

3. DERIVATIVE TRANSACTIONS

Transactions in options written during the three month period ended February 28, 2010, were as follows:

Number of

Premiums

 Contracts

 Received

Options outstanding at November 30, 2009

                         3

                 $2,697

Options written

          610

   $94,365

Options terminated in closing purchase transactions

                    (302)

              ($48,678)

Options expired

             0

           $0

Options exercised

          (91)          ($12,929)

Options outstanding at February 28, 2010

                      220

               $35,455

The locations on the statement of assets and liabilities of the Fund’s derivative positions, which are not accounted for as hedging instruments under FASB Statement No. 133, is as follows:

	Asset Derivatives		Liability Derivatives
Equity Contracts		Put and Call Options Written	($35,080)

Realized and unrealized gains and losses on derivatives contracts entered into during the three month period ended February 28, 2010 by the Fund are recorded in the following locations in the Statement of Operations:

	Location	Realized Gain/(Loss)	Location	Unrealized Gain/(Loss)
Put and Call Options Written	Realized Gain (Loss) on Option Transactions	$5,096	Change In Unrealized Appreciation/(Depreciation) on Investments	$59,269

The selling of covered call options may tend to reduce volatility of the Fund because the premiums received from selling the options will reduce any losses on the underlying securities, but only by the amount of the premiums. However, selling the options may also limit the Fund’s gain on the underlying securities. Written call options expose the Fund to minimal counterparty risk since they are exchange-traded and the exchange’s clearing house guarantees the options against default.

Item 2. Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

(a) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17CFR 270.30a-2(a)), are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ENCOMPASS FUNDS

By: /s/ Malcolm H. Gissen

       Malcolm H. Gissen

       President

Date:             4/28/10

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Malcolm H. Gissen

       Malcolm H. Gissen

       President

Date:             4/28/10

By: /s/ Malcolm H. Gissen

       Malcolm H. Gissen

       Chief Financial Officer

Date:             4/28/10